o133 STK SAI 1

                         SUPPLEMENT DATED AUGUST 3, 1998
                   TO THE STATEMENT OF ADDITIONAL INFORMATION OF
                         FRANKLIN ASSET ALLOCATION FUND
                                DATED MAY 1, 1998

The Statement of Additional Information is amended as follows:

I. The following replaces the performance figures in the applicable sections under "How Does the Fund Measure Performance?" The figures below have been restated to reflect the fund's current, maximum 5.75% initial sales charge.

TOTAL RETURN

The fund's average annual total return for the one-, five- and ten-year periods ended December 31, 1997, was 8.58%, 13.08% and 12.30%, respectively.

The fund's cumulative total return for the one-, five- and ten-year periods ended December 31, 1997, was 8.58%, 84.94% and 218.95%, respectively.

YIELD

The fund's yield for the 30-day period ended December 31, 1997, was 1.83%.

CURRENT DISTRIBUTION RATE

The fund's current distribution rate for the 30-day period ended December 31, 1997, was 1.55%.

II. The following replaces the definition of "Offering Price" under the section "Useful Terms and Definitions":

Offering Price - The public offering price is based on the Net Asset Value per share and includes the front-end sales charge. The maximum front-end sales charge is 5.75%.

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                 Please keep this supplement for future reference.